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                                EXHIBIT 14(b)

                           Prototype Roth IRA Plan





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                              M.S.B. FUND, INC.

                      ROTH INDIVIDUAL RETIREMENT ACCOUNT




           APPLICATION INSTRUCTIONS                      2

           ROTH IRA DISCLOSURE STATEMENT                 3

           CUSTODIAL ACCOUNT AGREEMENT                   7

           APPLICATION, ADOPTION AGREEMENT
           & BENEFICIARY DESIGNATION                     11

           TRANSFER AUTHORIZATION FORM                   13

           ROLLOVER/CONVERSION CERTIFICATION
           FORM                                          15

           WITHDRAWAL AUTHORIZATION                      16



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                           APPLICATION INSTRUCTIONS
  DO NOT USE THIS FORM FOR REGULAR (TRADITIONAL), SIMPLE OR EDUCATION IRAS.

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        1.  HOW TO COMPLETE THE ENCLOSED FORMS:
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IF YOU ARE OPENING A ROTH IRA WHICH WILL NOT CONTAIN CONTRIBUTIONS THAT HAVE
BEEN TRANSFERRED FROM ANOTHER ROTH IRA OR A TRADITIONAL IRA:

  - To establish a Roth IRA, please complete the "Application, Adoption Agreement and Beneficiary Designation" (Application). Please note that the Applicant's name must be that of an individual not a business.

  - If you are opening a Roth IRA for your spouse who is unemployed or earns less than you earn, a separate Application must be completed by your spouse.

  -    The maximum allowable contribution to your Roth IRA is the lesser of
       (a) $2,000 or (b) 100% of your compensation or earnings from self-employment. If your spouse is not employed or earns less than you earn, your spouse may also contribute to a Roth IRA. The maximum contribution to your spouse's Roth IRA is the lesser of (a) $2,000, or
       (b) the combined compensation of both spouses, minus the dollar amount of the IRA contribution made by the compensated (or more highly compensated) spouse. The total contribution to each individual's IRAs (deductible, non-deductible and Roth) combined cannot exceed these limits. There is a phase-out of eligibility to make a Roth IRA contribution if your adjusted gross income (AGI) is between $95,000 and $110,000 or single filers, between $150,000 and $160,000 for married joint filers and between $0 and $10,000 for a married separate filer.

  - The minimum initial investment is $50.00. If you are dividing your contribution between Roth IRAs for yourself and your spouse, the amounts invested in each account will be combined for the purpose of satisfying the minimum initial investment. A prospectus for the Fund may be obtained from the Fund at 1-800-661-3938. Please be sure to read the prospectus carefully before investing.

  - Please be sure to read carefully the "Terms and Conditions of the Roth IRA Adoption Agreement" in Section 5 of the Application. There is a $10.00 annual custodial maintenance fee on each account in the Fund.

  - Please make checks payable to M.S.B. FUND, INC. If you are dividing your contribution between yourself and your spouse's Roth IRA, only one check, with instructions on how to allocate the contribution between accounts, needs to be included with both Applications.

IF YOU ARE OPENING A ROTH IRA WHICH WILL CONTAIN CONTRIBUTIONS WHICH HAVE BEEN TRANSFERRED FROM ANOTHER ROTH IRA OR A TRADITIONAL IRA:

  - Please read and follow the general instructions above for establishing a Roth IRA. Be sure to note on the Application that your contribution is a transfer, a rollover from another Roth IRA, or a Conversion Roth IRA.

  - YOU MAY NOT ESTABLISH A CONVERSION ROTH IRA IN ANY TAX YEAR IN WHICH YOUR ADJUSTED GROSS INCOME EXCEEDS $100,000, OR IF YOU ARE MARRIED AND FILING SEPARATELY.

  - To transfer the distribution from your current Roth IRA directly from that plan to your M.S.B. FUND, INC. Roth IRA, please complete a "Transfer Authorization Form".

  - To certify that the contribution you are making to the Roth IRA is a rollover from a Roth IRA or a converted Traditional IRA, please complete the "Rollover/Conversion Certification Form." Rollovers and Conversions must be completed within 60 calendar days of the date you receive the distribution.

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        2.  MAIL THE COMPLETED APPLICATION AND CHECK (IF APPLICABLE) TO:
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        FIRST CLASS MAIL:                     OVERNIGHT EXPRESS:
        M.S.B. FUND, INC.                     M.S.B. FUND, INC.
        Attn: M.S.B. FUND, INC. IRA           Attn: M.S.B. FUND, INC. IRA
        PO Box 8905                           400 Bellevue Pkwy Suite 108
        Wilmington, DE 19899-8905             Wilmington, DE  19809-3710
                                              1-800-661-3938


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           ROTH INDIVIDUAL RETIREMENT ACCOUNT DISCLOSURE STATEMENT

    The following information is the disclosure statement required by Federal Tax regulations. You should read this disclosure statement, the Custodial Account Agreement, and the prospectus for the Fund in which your M.S.B. FUND, INC. Roth Individual Retirement Account (Roth IRA) contributions will be invested.

REVOCATION OF YOUR ROTH IRA

    You have the right to revoke your M.S.B. FUND, INC. Roth IRA and receive the entire amount of your initial contribution by notifying PNC Bank, National Association, the Custodian of your M.S.B. FUND, INC. Roth IRA, in writing within seven (7) days of establishment of your Roth IRA. If you revoke your Roth IRA within seven days, you are entitled to a return of the entire amount paid by you, without adjustment for such items as sales commission, administrative expenses, or fluctuations in market value. If you decide to revoke your Roth IRA, notice should be delivered or mailed to:


      FIRST CLASS MAIL:                 OVERNIGHT EXPRESS:
      PNC Bank, National Association    PNC Bank, National Association
      c/o PFPC Inc.                     c/o PFPC Inc.
      Attn: M.S.B. FUND, INC. Roth IRA  Attn:  M.S.B. FUND, INC. Roth IRA
      PO Box 8905                       400 Bellevue Pkwy Suite 108
      Wilmington, DE  19899-8905        Wilmington, DE  19809-3710
                                        1-800-661-3938

    This notice should be signed by you and include the following:

        1.   The date;
        2. A statement that you elect to revoke your M.S.B. FUND, INC. Roth IRA;
        3.   Your M.S.B. FUND, INC. Roth IRA account number;
        4.   The date your M.S.B. FUND, INC. Roth IRA was established;
        5.   Your signature and your printed or typed name.

    Mailed notice will be deemed given on the date that it is postmarked, if it is deposited in the United States mail, first class postage prepaid and properly addressed. This means that if you mail your notice it must be postmarked on or before the seventh day after your M.S.B. FUND, INC. Roth IRA was opened. A revoked Roth IRA will be reported to the Internal Revenue Service and the Depositor on Forms 1099-R and 5498.

YOUR ROTH INDIVIDUAL RETIREMENT ACCOUNT

    You have opened a M.S.B. FUND, INC. Roth Individual Retirement Account which is an account for the exclusive benefit of you and your beneficiaries, created by a written instrument (the Custodial Account Agreement). The following requirements apply to your M.S.B. FUND, INC. Roth IRA:
        1. Contributions, transfers and rollovers may be made only in "cash" by check, draft, or other form acceptable to the Custodian;
        2.   The Custodian must be a bank;
        3.   No part may be invested in life insurance;
        4.   Your interest must be nonforfeitable;
        5.   The assets of the custodial account may not be mixed with
             other property except in a common investment fund;
        6.   There is no age limit on contributions as long as you
             have earned income;
        7.   Your adjusted gross income must be within the eligibility
             limits (discussed under "Contributions" below); and
        8.   There are no mandatory withdrawals during your lifetime.

CONTRIBUTIONS

    The maximum allowable contribution to your Roth IRA is the lesser of (a) $2,000 or (b) 100% of your compensation or earnings from self-employment. If your spouse is not employed or earns less than you earn, your spouse may also contribute to a Roth IRA. The maximum contribution to your spouse's Roth IRA is the lesser of (a) $2,000, or (b) the combined compensation of both spouses, minus the dollar amount of the IRA contribution made by the compensated (or more highly compensated) spouse. THE TOTAL CONTRIBUTION TO EACH INDIVIDUAL'S IRAS (DEDUCTIBLE, NON-DEDUCTIBLE AND ROTH) COMBINED CANNOT EXCEED THESE LIMITS.

    Contributions can be made to a Roth IRA past age 70 -1/2 as long as the above requirements of earned income are met.

    There is a phase-out of eligibility to make a Roth IRA contribution if your adjusted gross income (AGI) is between certain levels. For a single depositor, the $2,000 maximum annual contribution is phased out to zero between AGI of $95,000 and $110,000; for a married depositor who files jointly, between AGI of $150,000 and $160,000; and for a married depositor who files separately, between $0 and $10,000. Single filers with AGI above $110,000, joint filers with AGI above $160,000 and married separate filers with AGI above $10,000 in 1998 may not contribute to a Roth IRA.

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CONVERSION IRA ROLLOVERS

    YOU MAY ONLY CONVERT A TRADITIONAL IRA INTO A CONVERSION ROTH IRA IF YOUR AGI (SINGLE OR JOINT) DOES NOT EXCEED $100,000 AND YOU DO NOT FILE MARRIED AND SEPARATELY. If a distribution is converted from a traditional IRA, i.e. deposited to your M.S.B. FUND, INC. Roth IRA within 60 calendar days of receipt, the amount converted will be taxed as ordinary income, except that the amount of any distribution from the traditional IRA which represents non-deductible contributions is not taxed. The IRS enforces the 60-day time limit strictly. The 10% penalty for distributions under age 59-1/2 will not apply to the amount converted if held in your Conversion Roth IRA for at least five years and certain other criteria are met. See the section on Taxation of Distributions below. The rules regarding conversions to Roth IRAs are complex and you should consult your tax advisor prior to rolling over all or any part of a distribution.

EXCESS CONTRIBUTIONS

    Amounts contributed to your M.S.B. FUND, INC. Roth IRA in excess of the allowable limit will be subject to a non-deductible excise tax of 6% for each year until the excess is used up as an allowable contribution (in a subsequent year) or returned to you. A distribution of excess contributions may be subject to the 10% excise tax on early distributions discussed below. The 6% excise tax will not apply if the excess contribution and earnings applicable to it are distributed by the due date for your Federal Income Tax Return, including extensions.

INCOME TAX DEDUCTION

    Your contribution is not deductible on your Federal Income Tax Return.

TAXATION OF DISTRIBUTIONS

    CONTRIBUTORY ROTH IRAS

    Any distribution, or portion of any distribution, which consists of the return of contributions you made to your M.S.B. FUND, INC. Roth IRA is not subject to federal income tax. For federal income tax purposes, contributions are presumed to be withdrawn first. The earnings on your contributions will not be subject to federal income tax when withdrawn if the assets being withdrawn have been in your Roth IRA for at least five (5) years, and any one of the following criteria is also met:
    1.   you are over the age of 59-1/2, or
    2.   used to purchase a first home, up to $10,000, or
    3.   made because you became disabled, or
    4.   due to your death.
    All distributions made prior to the five-year holding period, regardless of the reason, are subject to ordinary income tax on the earnings plus a 10% penalty tax on early distributions. Exceptions to the 10% penalty are described below in the section on Early Distributions under Penalty Tax on Certain Transactions.

    Rollovers from one Roth IRA to another Roth IRA are permitted within the 60 calendar day period after receipt. The amount rolled over within 60 days will not be taxable. The IRS enforces the 60-day time limit strictly. Rollovers from a Roth IRA to a Regular IRA are not permitted.

    CONVERSION ROTH IRAS

    The five-year holding period applies separately to each year's converted IRA funds. For example, a conversion in 1998 and a second conversion in 2000 would have two different five-year periods, one ending in 2003 and one ending in 2005, with non-taxable distributions being available if the other criteria above are met beginning in the sixth year after the conversion. IRS penalties, in addition to the 10% premature distribution penalty which applies if you are under age 59-1/2, may apply if you withdraw from a conversion Roth IRA prior to the five-year period.

    Distributions under $10 will not be reported to you on IRS Form 1099-R as allowed under IRS regulations. However, you must still report these distributions to the IRS on IRS Form 1040 as well as other forms which may be required to properly file your tax return.

PENALTY TAX ON CERTAIN TRANSACTIONS

    EXCESS CONTRIBUTIONS

    If you make an excess contribution to your Roth IRA and it is not corrected on a timely basis, an excise tax of 6% is imposed on the excess amount. This tax will apply each year to any part or all of the excess which remains in your account.

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    EARLY DISTRIBUTIONS

    All distributions made prior to the five-year holding period, regardless of the reason, are subject to ordinary income tax on the earnings plus the 10% penalty tax on early distributions. The distribution is subject to the penalty tax unless the distribution is the result of one of the following exceptions:
    1.   you are over age 59-1/2, or
    2.   due to death, or
    3.   made because you became disabled, or
    4.   used specifically for deductible medical expenses which exceed
         7.5% of your adjusted gross income, or
    5.   used for health insurance cost due to your unemployment, or
    6. used for higher education defined in section 529(e)(5) of the Internal Revenue Code, or
    7. used to cover expenses of first time home purchase up to $10,000, or
    8. part of a scheduled series of substantially equal payments over your life, or over the joint life expectancy of you and a beneficiary. If you request a distribution in the form of a series of substantially equal payments, and you modify the payments before 5 years have elapsed and before attaining age 59-1/2, the penalty tax will apply retroactively to the year payments began through the year of such modification.
    The 10% penalty tax is in addition to any federal income tax that is owed at distribution. For more information on the 10% penalty tax and the exceptions listed above, consult IRS Publication 590.

    REQUIRED DISTRIBUTIONS

    You are not required to take distributions from your Roth IRA during your lifetime.

ADDITIONAL INFORMATION ON DISTRIBUTIONS

    A Roth IRA distribution request form is available from the Custodian, and should be obtained and used to request any distribution from your Roth IRA.

PROHIBITED TRANSACTIONS

    If you or your beneficiary engage in any prohibited transaction (such as any sale, exchange, borrowing, or leasing of any property between you and your Roth IRA; or any other interference with the independent status of the account), the account will lose its exemption from tax and be treated as having been distributed to you. The value of the earnings on your account will be includable in your gross income. If you are under age 59-1/2, you would also be subject to the 10% penalty tax on early distributions.

    If you or your beneficiary use (pledge) all or any part of your Roth IRA as security for a loan, then the portion so pledged will be treated as if distributed to you, and will be taxable to you as a nonqualified distribution, and subject to a 10% penalty tax on the taxable portion of such distribution if you have not attained age 59-1/2 during the year which you make such a pledge.

INCOME TAX WITHHOLDING

    The Custodian is required to withhold income tax from any distribution from your Roth IRA to you at the rate of 10% unless you choose not to have tax withheld. You may elect out of withholding by advising the Custodian in writing, prior to the distribution, that you do not want tax withheld from the distribution. This election may be made on IRS Form W-4P, or any other form acceptable to the Custodian. If you do not elect out of tax withholding, you may direct the Custodian to withhold an additional amount of tax in excess of 10%, but not more than 90%.

ADDITIONAL INFORMATION

    For more detailed information, you may obtain Publication 590, Individual Retirement Arrangements (IRAs) from any district office of the Internal Revenue Service or by calling 1-800-TAX-FORM.

    Any Roth IRA transaction may have tax consequences; consult your tax adviser to obtain information about the tax consequences in connection with your particular circumstances.

INFORMATION ABOUT YOUR INVESTMENTS

    A mutual fund investment involves investment risks, including possible loss of principal. In addition, growth in the value of your account is neither guaranteed nor projected due to the characteristics of a mutual fund investment. Detailed information about the shares of each mutual fund available for investment by your M.S.B. FUND, INC. Roth IRA must be furnished to you in the form of a prospectus. The method for computing and allocating net investment income and capital gains set forth in the prospectus. (See prospectus section entitled "Dividends, Distribution and Federal Income Tax Status.") If you made an initial contribution of $1,000 on the first day of a calendar year and no further investment during that year, your contributions would also be subject to certain costs and expenses which would reduce any yield you might obtain from your investment. (See the prospectus section entitled "Annual Fund Operating Expenses," and the sections referred to therein.) For further information

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    regarding expenses, earnings, and distributions, see the fund's financial statements, prospectus and/or statement of additional information.

FEES AND CHARGES

    The charges in connection with your M.S.B. FUND, INC. Roth IRA are set forth in the Application. The Custodian may also charge a service fee in connection with any distribution from your Roth IRA.

IRS APPROVED FORM

    Your M.S.B. FUND, INC. Roth IRA is the Internal Revenue Service's model custodial account contained in IRS Form 5305-RA. Certain additions have been added in Article IX of the form. By following this form, your M.S.B. FUND, INC. Roth IRA meets the requirements of the Internal Revenue Code. However, the IRS has not endorsed the merits of the investments allowed under the Roth IRA. THIS FORM CANNOT BE USED WITH SIMPLE, SEPS, TRADITIONAL OR EDUCATION IRAS.

12/97




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                         CUSTODIAL ACCOUNT AGREEMENT
(UNDER SECTION 408A OF THE INTERNAL REVENUE CODE - FORM 5305-RA (JANUARY 1998))

The depositor whose name appears in the accompanying Application is establishing a Roth individual retirement account (Roth IRA) under section 408A to provide for his or her retirement and for the support of his or her beneficiaries after death.

The custodian, PNC Bank, National Association (PNC Bank), has given the depositor the disclosure statement required under Regulations section 1.408-6.

The depositor and the custodian make the following agreement:

ARTICLE I

     1. If this Roth IRA is not designated as a Roth Conversion IRA, then, except in the case of a rollover contribution described in section 408A(e), the custodian will accept only cash contributions and only up to a maximum amount of $2,000 for any tax year of the depositor.

     2. If this Roth IRA is designated as a Roth Conversion IRA, no contributions other than IRA Conversion Contributions made during the same tax year will be accepted.

ARTICLE II

        The $2,000 limit described in Article I is gradually reduced to $0 between certain levels of adjusted gross income (AGI). For a single depositor, the $2,000 annual contribution is phased out between AGI of $95,000 and $110,000; for a married depositor who files jointly, between AGI of $150,000 and $160,000; and for a married depositor who files separately, between $0 and $10,000. In the case of a conversion, the custodian will not accept IRA Conversion Contributions in a tax year if the depositor's AGI for that tax year exceeds $100,000 or if the depositor is married and files a separate return. Adjusted gross income is defined in section 408A(c)(3) and does not include IRA Conversion Contributions.

ARTICLE III

        The depositor's interest in the balance in the custodial account is nonforfeitable.

ARTICLE IV

     1. No part of the custodial funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

     2. No part of the custodial funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

ARTICLE V

     1. If the depositor dies before his or her entire interest is distributed to him or her and the grantor's surviving spouse is not the sole beneficiary, the entire remaining interest will, at the election of the depositor or, if the depositor has not so elected, at the election of the beneficiary or beneficiaries, either:

          (a) Be distributed by December 31 of the year containing the fifth anniversary of the depositor's death, or
          (b) Be distributed over the life expectancy of the designated beneficiary starting no later than December 31 of the year following the year of the depositor's death.

          If distributions do not begin by the date described in (b), distribution method (a) will apply.

     2. In the case of distribution method 1.(b) above, to determine the minimum annual payment for each year, divide the grantor's entire interest in the trust as of the close of business on December 31 of the preceding year by the life expectancy of the designated beneficiary using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence and subtract 1 for each subsequent year.

     3. If the depositor's spouse is the sole beneficiary on the depositor's date of death, such spouse will then be treated as the depositor.

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ARTICLE VI

     1. The depositor agrees to provide the custodian with information necessary for the custodian to prepare any reports required under sections 408(i) and 408A(d)(3)(E), Regulations sections 1.408-5 and 1.408-6, and under guidance published by the Internal Revenue Service.

     2. The custodian agrees to submit reports to the Internal Revenue Service and the depositor as prescribed by the Internal Revenue Service.

ARTICLE VII

        Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through IV and this sentence will be controlling. Any additional articles that are not consistent with section 408A, the related regulations, and other published guidance will be invalid.

ARTICLE VIII

        This agreement will be amended from time to time to comply with the provisions of the Code, related regulations, and other published guidance. Other amendments may be made with the consent of the depositor and the custodian.

ARTICLE IX

     1. All funds in the custodial account (including earnings) shall be invested in shares of beneficial interest of any one or more of the regulated investment companies managed by the company listed on the Application Form ("company") contained in this package or any of its subsidiaries or affiliates, and which have been designated by such company as eligible for investment under this custodial account, which investment companies shall be collectively referred to as "the Funds" and which shares shall be collectively referred to as "Fund Shares". Fund Shares shall be purchased at the public offering value for Fund Shares next to be determined after receipt of the contribution by the custodian or its agent.

     2. The shareholder of record of all Fund Shares shall be the custodian or its nominee.

     3. The depositor shall, from time to time, direct the custodian to invest the funds of his/her custodian account in Fund Shares. Any funds which are not directed as to investment will be returned to the depositor without being deemed to have been contributed to his/her custodial account. The depositor shall be the beneficial owner of all Fund Shares held in the custodial account, and the custodian shall not vote any such shares except upon written direction of the depositor.

     4. The custodian agrees to forward, or to cause to be forwarded, to every depositor the then-current prospectus of the Funds, as applicable, which have been designated by the company as eligible for investment under the custodial account and selected by the depositor for such investment, and all notices, proxies and related proxy soliciting materials applicable to said Fund Shares received by it.

     5. Each depositor shall have the right by written notice to the custodian to designate or to change a beneficiary to receive any benefit to which such depositor may be entitled in the event of his/her death prior to the complete distribution of such benefit. If no such designation is in effect on the depositor's death, or if the designated beneficiary has predeceased the depositor, the beneficiary shall be the depositor's estate.

     6. (a) The custodian shall have the right to receive rollover and conversion contributions as allowed under IRS Code Section 408A, however it is the depositor's responsibility to ensure that such rollovers and conversions are eligible to be contributed to this Roth IRA. The custodian reserves the right to refuse to accept any property which is not in the form of cash.

          (b) The custodian, upon written direction of the depositor and after submission to the custodian of such documents as it may reasonably require, shall transfer the assets held under this Agreement (reduced by any amounts referred to in paragraph 8 of this Article IX) to a successor Roth individual retirement account or directly to the depositor.

              Any amounts received or transferred by the custodian under this paragraph 6 shall be accompanied by such records and other documents as the custodian deems necessary to establish the nature, value and extent of the assets and of the various interests therein.

     7. Without in any way limiting the foregoing, the depositor hereby irrevocably delegates to the custodian the right and power to amend at any time and from time to time the terms and provisions of this Agreement and hereby consents to such amendments, provided they shall comply with all applicable provisions of the Code, the Treasury regulations thereunder and with any other governmental law, regulation or ruling. Any such amendments shall be effective when the notice of such amendments is mailed to the address of the depositor indicated by the custodian's records.

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     8.   Any income taxes or other taxes of any kind whatsoever levied or assessed upon or in respect of the assets of the custodial account or the income arising therefrom, any transfer taxes incurred, all other administrative expenses incurred, all other administrative expenses incurred by the custodian in the performance of its duties including fees for legal services rendered to the custodian, and the custodian's compensation may be paid by the depositor and, unless so paid within such time period as the custodian may establish, shall be paid from the depositor's custodial account. The custodian reserves the right to change or adjust its compensation upon 30 days advance notice to the depositor.

     9. The benefits provided hereunder shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, and any attempt to cause such benefits to be so subjected shall not be recognized, except to such extent as may be required by law.

     10. The custodian may rely upon any statement by the depositor when taking any action or determining any fact or question which may arise under this Custodial Agreement. The depositor hereby agrees that the custodian will not be liable for any loss or expense resulting from any action taken or determination made in reliance on such statement. The depositor assumes sole responsibility for assuring that contributions to the custodial account satisfy the limits specified in the appropriate provisions of the Code.

     11. The custodian may resign at any time upon 30 days written notice to the depositor and may be removed by the depositor at any time upon 30 days written notice to the custodian. Upon the resignation or removal of the custodian, a successor custodian shall be appointed within 30 days of such resignation notice and in the absence of such appointment, the custodian shall appoint a successor unless the Agreement be sooner terminated. Any successor custodian shall be a bank (as defined in section 408(n) of the Code) or such other person found qualified to act as a custodian under an individual account plan by the Secretary of the Treasury or his delegate. The appointment of a successor custodian shall be effective upon receipt by the custodian of such successor's written acceptance which shall be submitted to the custodian and the depositor. Within 30 days of the effective date of a successor custodian's appointment, the custodian shall transfer and deliver to the successor custodian applicable account records and assets of the custodial account (reduced by any unpaid amounts referred to in paragraph 8 of this Article IX). The successor custodian shall be subject to the provisions of this Agreement (or any successor thereto) on the effective date of its appointment.

     12. The custodian shall, from time to time, in accordance with instructions in writing from the depositor, make distributions out of the custodial account to the depositor in the manner and amounts as may be specified in such instructions (reduced by any amounts referred to in Article IX, paragraph 8). A Roth IRA Withdrawal Authorization form is available from the custodian, and should be obtained and used to request any distribution from your Roth IRA. The custodian assumes (and shall have) no responsibility to make any distribution to the depositor (or the depositor's beneficiary if the depositor is deceased) unless and until such written instructions specify the occasion for such distribution and the elected manner of distribution. Prior to making any such distribution from the custodial account, the custodian shall be furnished with any and all applications, certificates, tax waivers, signature guarantees, and other documents (including proof of any legal representative's authority) deemed necessary or advisable by the custodian, but the custodian shall not be liable for complying with written instructions which appear on their face to be genuine, or for refusing to comply if not satisfied such instructions are genuine, and assumes no duty of further inquiry. Upon receipt of proper written instructions as required above, the custodian shall cause the assets of the custodial account to be distributed in cash and/or in kind, as specified in such written instructions.

     13. No distributions are required to be taken from the Roth IRA during the lifetime of the depositor. If the depositor desires to take distributions from the Roth IRA, such distributions of the assets of the custodial account shall be made as the depositor shall elect by written instructions to the custodian. The recalculation of life expectancy of the depositor and/or the depositor's spouse beneficiary may be made only at the written election of the depositor. The recalculation of life expectancy of the spouse beneficiary shall only be made at the written election of the surviving spouse beneficiary.

     14. The custodian is authorized to hire agents (including any transfer agent for Fund Shares) to perform certain duties thereunder.

     15. This Agreement shall terminate coincident with the complete distribution of the assets of the depositor's account.

     16. All notices to be given by the custodian to the depositor shall be deemed to have been given when mailed to the address of the depositor indicated by the custodian's records.

     17. The custodian shall not be responsible for any losses, penalties or other consequences to the depositor or any other person arising out of the making of, or the failure to make, any contribution or withdrawal.

     18.  In addition to the reports required by paragraph (2) of Article
          VI, the custodian shall periodically cause to be mailed to the depositor in respect of each such period an account of all transactions affecting the custodial account during such period and a statement showing the custodial account as of the end of such period. If, within 60 days after such mailing, the depositor has not given the custodian written notice of any exception or objection thereto, the periodic accounting shall be deemed to have been approved and, in such case or upon the written approval of the depositor, the custodian shall be released, relieved and discharged with respect to all matters and statements set forth in such accounting as though the account had been settled by judgment or decree of a court of competent jurisdiction.

     19. In performing the duties conferred upon the custodian by the depositor hereunder, the custodian shall act as the agent of the depositor. The parties do not intend to confer any fiduciary duties on the custodian and none shall be implied. The custodian shall not be liable (and does not assume any responsibility) for the collection of contributions, the propriety of any contribution under this Agreement, the selection of any Fund Shares for this custodial account, or the purpose or propriety of any distribution made, which matters are the sole responsibility of the depositor or the depositor's beneficiary, as the case may be.

     20. The custodian shall be responsible solely for the performance of those duties expressly assigned to it in this Agreement and by operation of law. In determining the taxable amount of a distribution, the depositor shall rely only on his or her Federal tax records, and the custodian shall withhold Federal income tax from any distribution from the custodial account as if the total amount of the distribution is includable in the depositor's income.

     21. Except to the extent superseded by Federal law, this Agreement shall be governed by, and construed, administered and enforced according to, the laws of the Commonwealth of Pennsylvania, and all contributions shall be deemed made in Pennsylvania.

GENERAL INSTRUCTIONS

    (Section references are to the Internal Revenue Code unless otherwise noted.)

PURPOSE OF FORM

    Form 5305-RA is a model custodial account agreement that meets the requirements of section 408A and has been automatically approved by the IRS. A Roth individual retirement account (Roth IRA) is established after the form is fully executed by both the individual (depositor) and the custodian. This account must be created in the United States for the exclusive benefit of the depositor or his or her beneficiaries.

    Do not file Form 5305-RA with the IRS.  Instead, keep it for your records.

    Unlike contributions to traditional individual retirement arrangements, contributions to a Roth IRA are not deductible from the grantor's gross income; and distributions after 5 years that are made when the grantor is 59 1/2 years of age or older or on account of death, disability, or the purchase of a home by a first-time homebuyer (limited to $10,000), are not includible in gross income. For more information on Roth IRAs, including the required disclosure the depositor can get from the custodian, get Pub. 590, Individual Retirement Arrangements (IRAs).

    This Roth IRA can be used by a depositor to hold: (1) IRA Conversion Contributions, amounts rolled over or transferred from another Roth IRA, and annual cash contributions of up to $2,000 from the depositor; or (2) if designated as a Roth Conversion IRA (by checking the box on the application), only IRA Conversion Contributions for the same tax year.

    To simplify the identification of funds distributed from Roth IRAs, depositors are encouraged to maintain IRA Conversion Contributions for each tax year in a separate Roth IRA.


    DEFINITIONS

    ROTH CONVERSION IRA. A Roth Conversion IRA is a Roth IRA that accepts only IRA Conversion Contributions made during the same tax year.

    IRA CONVERSION CONTRIBUTIONS. IRA Conversion Contributions are amounts rolled over, transferred, or considered transferred from a nonRoth IRA to a Roth IRA. A nonRoth IRA is an individual retirement account or annuity described in section 408(a) or 408(b), other than a Roth IRA.

    CUSTODIAN. The custodian must be a bank or savings and loan association, as defined in section 408(n), or any person who has the approval of the IRS to act as custodian.

    DEPOSITOR. The depositor is the person who establishes the custodial account.

    SPECIFIC INSTRUCTIONS

    ARTICLE I. The depositor may be subject to a 6 percent tax on excess contributions if (1) contributions to other individual retirement arrangements of the depositor have been made for the same tax year, (2) the depositor's adjusted gross income exceeds the applicable limits in Article II for the tax year, or (3) the depositor's and spouse's compensation does not exceed the amount contributed for them for the tax year. The depositor should see the disclosure statement or Pub. 590 for more information.

    ARTICLE IX. - Article IX and any that follow it may incorporate additional provisions that are agreed to by the depositor and custodian to complete the agreement. They may include, for example, definitions, investment powers, voting rights, exculpatory provisions, amendment and termination, removal of the custodian, custodian's fees, state law requirements, beginning date of distributions, accepting only cash, treatment of excess contributions, prohibited transactions with the depositor, etc. Use additional pages if necessary and attach them to this form.

    NOTE:  Form 5305-RA may be reproduced and reduced in size.

M.S.B. FUND, INC.                                                        ROTH IRA APPLICATION
C/O PFPC INC. PO BOX 8905                                                ADOPTION AGREEMENT &
WILMINGTON DE 19899-8905                                                 BENEFICIARY DESIGNATION

For assistance in completing this form please call 1-800-661-3938.       BOTH PAGES MUST BE COMPLETED.

------------------------------------------------------------------------------------------------------------------------------------
1.  PLEASE TELL US ABOUT YOURSELF:  This information is required in order to establish your account.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
First                             Middle                          Last Name                          Social Security Number

                                                                                                     /    /
------------------------------------------------------------------------------------------------------------------------------------
Street                                                                                               Date of Birth

                                                                                                     (    )
------------------------------------------------------------------------------------------------------------------------------------
City                                    State                          Zip Code                      Telephone Number

------------------------------------------------------------------------------------------------------------------------------------
2.  PLEASE TELL US ABOUT YOUR CONTRIBUTION IN A.  PLEASE INDICATE THE DOLLAR AMOUNT OR PERCENTAGE OF YOUR
CONTRIBUTION YOU WISH TO INVEST IN SECTION B.  THE INITIAL INVESTMENT MUST BE AT LEAST $50.00.
------------------------------------------------------------------------------------------------------------------------------------
A.   TYPE OF ROTH: (SPECIFY CONTRIBUTORY OR CONVERSION AND THE TYPE OF CONTRIBUTION)
[ ]  CONTRIBUTORY ROTH
     [ ]   CONTRIBUTION - CURRENT YEAR  $_________.  PRIOR YEAR  $_________.  (No more than $2,000 per year)

     [ ]   ROLLOVER - This contribution is a ROLLOVER from a  Contributory ROTH IRA which has been completed within 60 days of receipt of the funds. TAX YEAR ORIGINAL ROTH ESTABLISHED:  _______________.

     [ ]   TRANSFER OF ASSETS - This contribution is a TRANSFER OF ASSETS from another Contributory ROTH IRA.  I have attached a completed "Transfer of Assets" form. TAX YEAR ORIGINAL ROTH ESTABLISHED: ________________.

[ ]  CONVERSION ROTH:   MY INCOME FOR THE CURRENT TAX YEAR IS UNDER $100,000 AND I AM NOT MARRIED FILING SEPARATELY.
     [ ]   ROLLOVER - This contribution is a CONVERSION from a TRADITIONAL IRA which has been completed within 60 days of receipt of the funds.  I realize I must pay ordinary income taxes on the amount being converted from the Traditional
           IRA to the CONVERSION ROTH IRA.

     [ ]   TRANSFER OF ASSETS - This contribution is a Transfer of Assets from a CONVERSION ROTH IRA.  DATE OF CONVERSION:
           _________.

B. INVESTMENT: (CONTRIBUTIONS WILL BE CONSIDERED CURRENT YEAR IF NOT DESIGNATED ABOVE.)

           M.S. B. FUND, INC. (012) $_________________

------------------------------------------------------------------------------------------------------------------------------------
3.  BENEFICIARY DESIGNATION
------------------------------------------------------------------------------------------------------------------------------------

Complete this section to designate Primary and Contingent Beneficiary(ies) to receive, in the event of your death, any benefits which may be payable under your Roth IRA.  A beneficiary must survive you to receive anything.  If your Primary Beneficiary(ies) do not survive you, your Contingent Beneficiary(ies) will receive the funds.  If more than one person is named and no percentage is indicated, a joint tenancy with the right of survivorship will be deemed to have been created.  If the beneficiary is a trust, please indicate the date of the trust and the trustee(s) name.  You may change your beneficiaries at any time by giving written notice to the custodian.

PARTICIPANT'S DESIGNATION: In the event of my death, I hereby designate the following individuals as the Primary and Contingent
Beneficiary(ies) to receive all benefits that may become due and payable under my M.S.B. FUND, INC. Roth IRA.

CONSENT OF PARTICIPANT'S SPOUSE: Spousal consent is required in community property and marital property states where a Roth IRA
Depositor wishes to name a beneficiary other than, or in addition to, the spouse.  Spouses of Participants who reside in community property or marital property states (AZ, CA, ID, LA, NV, NM, TX, WA, WI) must sign the consent below.

I hereby consent to and join in the designation of beneficiary(ies) below.  I give to the Depositor any interest I have in the funds deposited in this account.

_____________________________________________________________________________________________________________
Signature of Participant's Spouse (if applicable)                                         Date

PRIMARY BENEFICIARY(IES): PLEASE CHECK HERE IF YOU HAVE ATTACHED A SEPARATE SHEET WITH ADDITIONAL PRIMARY BENEFICIARIES. SIGN AND DATE THE SHEET.


-------------------------------------    -------------------------------------
Name                % of Distribution    Name                % of Distribution

-------------------------------------    -------------------------------------
Street                                   Street

-------------------------------------    -------------------------------------
City                State    Zip Code    City                State    Zip Code

-------------------------------------    -------------------------------------
Birth Date              Relationship     Birth Date              Relationship

                        (  )                                     (  )
-------------------------------------    -------------------------------------
Social Security Number   Telephone       Social Security Number   Telephone

CONTINGENT BENEFICIARY(IES): PLEASE CHECK HERE IF YOU HAVE ATTACHED A SEPARATE SHEET WITH ADDITIONAL CONTINGENT BENEFICIARIES. SIGN AND DATE THE SHEET.

-------------------------------------    -------------------------------------
Name                % of Distribution    Name                % of Distribution

-------------------------------------    -------------------------------------
Street                                   Street

-------------------------------------    -------------------------------------
City                State    Zip Code    City                State    Zip Code

-------------------------------------    -------------------------------------
Birth Date              Relationship     Birth Date              Relationship

                        (  )                                     (  )
-------------------------------------    -------------------------------------
Social Security Number   Telephone       Social Security Number   Telephone

------------------------------------------------------------------------------
TERMS AND CONDITIONS OF THE ROTH IRA ADOPTION AGREEMENT
------------------------------------------------------------------------------

Please sign and date this Roth IRA Application Agreement & Beneficiary Designation form "Application". You, the Depositor, acknowledge that you have received and read the current Prospectus for the Fund.

All subsequent contributions will be invested as indicated by you in the "Investment" section of this form. All dividends and distributions from the Fund shares held in your Account will be reinvested in shares of the Fund from which received. The custodian, upon written instructions from you, may exchange any M.S.B. FUND, INC. shares for any other M.S.B. FUND, INC. shares in accordance with the then current prospectus.

CUSTODIAL FEES: $10.00 annual maintenance fee per account. The annual maintenance fee may be paid by the Depositor in addition to the maximum annual contribution to his or her Roth IRA. If the fee is not included, the custodian will deduct the fee from the Account at year-end or at the time the Account is closed.

The custodian reserves the right to change the custodian fee, but will give at least 30 days written notice to the Depositor of any fee changes. The custodian will keep those records, identify and file returns and provide other information concerning your Account as required of custodians by the Internal Revenue Code and any Regulations issued or forms adopted by the Treasury Department of the United States.

I (THE DEPOSITOR) HEREBY ESTABLISH A ROTH IRA UNDER THE TERMS AND CONDITIONS CONTAINED IN THE ACCOMPANYING CUSTODIAL ACCOUNT AGREEMENT, WHICH IS INCORPORATED HEREIN BY REFERENCE. THE COMBINED INSTRUMENT IS HEREINAFTER REFERRED TO AS THE "AGREEMENT." THIS ROTH IRA BECOMES EFFECTIVE UPON WRITTEN ACCEPTANCE OF THIS APPLICATION BY THE CUSTODIAN, PNC BANK, NATIONAL ASSOCIATION, WHICH WRITTEN ACCEPTANCE SHALL CONSIST OF A CONFIRMATION OF TRANSACTION STATEMENT ISSUED BY THE CUSTODIAN. THE DEPOSITOR UNDERSTANDS AND AGREES THAT THE CUSTODIAN IS NOT RESPONSIBLE FOR ANY ASSETS UNTIL, RECEIVED. THE DEPOSITOR UNDERSTANDS THE ELIGIBILITY REQUIREMENTS FOR CONTRIBUTING TO A ROTH IRA AND ASSUMES ALL RESPONSIBILITY FOR EACH YEARS CONTRIBUTION, ENSURING THAT THE CONTRIBUTIONS ARE WITHIN THE LIMITS SET FORTH IN SECTION 408A AND ANY TAX CONSEQUENCES OF ANY TYPE (ROLLOVER, CONVERSION OR CONTRIBUTORY) CONTRIBUTION OR DISTRIBUTION FROM THE ROTH IRA.

I (THE DEPOSITOR) CERTIFY UNDER PENALTIES OF PERJURY THAT MY SOCIAL SECURITY NUMBER SET FORTH ABOVE IS TRUE, CORRECT AND COMPLETE AND THAT THIS NUMBER IS MY TAXPAYER IDENTIFICATION NUMBER.

Owner's Signature_____________________________________________________

Date________________________

Acceptance by custodian shall consist of a confirmation of transaction statement issued by the custodian: PNC Bank, National Association, C/O PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809

Distributor:  SHAY FINANCIAL SERVICES, INC.

Shares of M.S.B. FUND, INC. are offered by the Distributor. The Distributor is not a bank, and shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank nor are they federally insured or otherwise supported by the FDIC, the Federal Reserve Board or any other agency.

                             FOR DEALER USE ONLY

---------------------------------        --------------------------------------
Broker/Dealer Number                     Representative's Number

M.S.B. FUND, INC.                                                                               TRANSFER OF ASSETS
PAGE 1 OF 2                                                                                     ROTH IRA
                                                                       INSTRUCTIONS FOR COMPLETING THIS FORM ARE PROVIDED ON PAGE 2

------------------------------------------------------------------------------------------------------------------------------------
1.  PLEASE TELL US ABOUT YOURSELF:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     /    /
------------------------------------------------------------------------------------------------------------------------------------
Name (Exactly as it appears on your current retirement account                                       Date of Birth

                                                                                                          -    -
------------------------------------------------------------------------------------------------------------------------------------
Street                                                                                               Social Security Number

                                                                                                     (    )
------------------------------------------------------------------------------------------------------------------------------------
City                                    State                          Zip Code                      Telephone Number

------------------------------------------------------------------------------------------------------------------------------------
2.  PLEASE TELL US WHERE TO INVEST.  COMPLETE ITEMS A, B AND C.
------------------------------------------------------------------------------------------------------------------------------------

A. [ ] I am opening a new account(s) and have attached             C. [ ] These are funds from CONVERSION ROTH IRA.
       the required application or documents.                             Date Converted: ________________
   [ ] Deposit the proceeds into my existing Roth IRA.
B. [ ] Please purchase into the following fund or                     [ ] These are Roth Contribution monies.
       account:.                                                          Tax Year of First Contribution: ______________.


       M.S.B. FUND, INC (012) $______________

------------------------------------------------------------------------------------------------------------------------------------
3.  PLEASE TELL US ABOUT YOUR CURRENT PLAN AND AUTHORIZE THE TRANSFER FROM YOUR CURRENT CUSTODIAN.
    - CHECK WITH YOUR CURRENT CUSTODIAN FOR THE CORRECT ADDRESS AND IF THEY NEED A SIGNATURE GUARANTEE TO AVOID DELAYS.
    - ATTACH A COPY OF A CURRENT STATEMENT IF POSSIBLE.
------------------------------------------------------------------------------------------------------------------------------------

TRANSFER OF ASSETS CAN ONLY OCCUR BETWEEN                             Please transfer the following investments to PNC Bank, N.A.
ROTH IRAs.                                                            as custodian for M.S.B. FUND, INC. Roth IRA.

------------------------------------------------------------          For Certificate of Deposits   [ ]        Immediately    [ ]
Name of current Custodian or Agent                                    At Maturity  [ ]          Date _____________
                                                                      1.
------------------------------------------------------------             --------------------------------------------------------
Address of current Custodian or Agent                                 Fund Name or Type of Investment to be transferred

------------------------------------------------------------          ------------------------------------------------------------
City                     State               Zip Code                 Account Number for Investment 1
                                                                      [ ] Entire Account        [ ] Partial $
(      )                                 Telephone Number of          2.                                     --------------------
-----------------------------------------                                --------------------------------------------------------
Custodian                                                             Fund Name or Type of Investment to be transferred

I AUTHORIZE THE TRANSFER OF ASSETS AS NOTED ABOVE TO MY  M.S.B.       ------------------------------------------------------------
FUND, INC. ROTH IRA AND AUTHORIZE M.S.B. FUND, INC. AND PNC BANK,     Account Number for Investment 1
N.A. TO PROCESS THIS REQUEST ON MY BEHALF.  I UNDERSTAND IT IS        [ ] Entire Account        [ ] Partial $
MY RESPONSIBILITY TO ASSURE THE PROMPT TRANSFER OF ASSETS BY THE                                             ---------------------
CURRENT CUSTODIAN.  I HAVE READ AND UNDERSTAND ALL INFORMATION        ============================================================
IN THE INSTRUCTIONS.                                                  TO BE COMPLETED BY PNC BANK CUSTODIAN ONLY
                                                                      ISSUE CHECK PAYABLE TO:

------------------------------------------------------------          M.S.B. FUND, INC. FBO:
Signature of Roth IRA Depositor (Required)         Date                                     --------------------------------------
                                                                      Account No:
                                                                                  ------------------------------------------------
------------------------------------------------------------          SSN:
Signature Guarantee Stamp and Signature                                   --------------------------------------------------------
(If required by your current custodian or transfer agent)

M.S.B. FUND, INC.                                             TRANSFER OF ASSETS
PAGE 2 OF 2                                                   ROTH IRA
--------------------------------------------------------------------------------

INSTRUCTIONS TO THE SHAREHOLDER (PLEASE READ CAREFULLY):

This form will be used by M.S.B. FUND, INC. to initiate a transfer of assets on your behalf from an existing Roth IRA as designated on this form to your Roth IRA plan at M.S.B. FUND, INC. Please remember that a TRANSFER OF ASSETS can only occur between two ROTH IRAs. If you are requesting a ROLLOVER or a Conversion IRA, please complete the ROLLOVER CERTIFICATION FORM. For certificate of deposits please indicate if you wish to have the funds transferred immediately, which may incur a redemption penalty if they have not matured, or at maturity. We can not accept requests to transfer assets from certificates more than 60 days prior to their maturity. When completed, please return the signed form, a copy of your current custodian's statement, and the appropriate new account application for your Roth IRA if required to:


FIRST CLASS MAIL                     OVERNIGHT MAIL:
M.S.B. FUND, INC.                    M.S.B. FUND, INC.
C/O PFPC Inc.                        C/O PFPC Inc.
PO Box 8905                          400 Bellevue Pkwy Suite 108
Wilmington DE 19899-8905             Wilmington DE 19809-3710


Insufficient information or incorrect forms will result in delays in processing your instructions. If you need assistance in completing this form or if you need additional forms please contact our Customer Service Representatives at 1-800-661-3938. We would be happy to help you.

INSTRUCTIONS TO RESIGNING CUSTODIAN/TRANSFER AGENT:

Please liquidate the Depositor's account(s) ONLY IF THEY ARE ROTH IRAs, as specified in section 3. ISSUE A CHECK PAYABLE AS INDICATED IN SECTION 3 AND MAIL ALONG WITH ANY OTHER INSTRUCTIONS TO:


FIRST CLASS MAIL                     OVERNIGHT MAIL:
M.S.B. FUND, INC.                    M.S.B. FUND, INC.
C/O PFPC Inc.                        C/O PFPC Inc.
PO Box 8957                          400 Bellevue Pkwy Suite 108
Wilmington DE 19899-8957             Wilmington DE 19809-3710
                                     1-800-661-3938

ACCEPTANCE BY PNC BANK, NATIONAL ASSOCIATION AS CUSTODIAN:

PNC Bank, National Association (PNC Bank, N.A.), accepts its appointment as custodian of the above referenced Roth IRA account and has established a Roth IRA as indicated by the shareholder on the front of this form under the relevant IRS guidelines for Roth IRAs under the shareholder's name in M.S.B. FUND, INC. M.S.B. FUND, INC. and PNC Bank, N.A. as custodian cannot accept assets other than cash. Upon receipt of the check, the proceeds will be credited to the named shareholder's account.


Accepted by PNC Bank, N.A., as custodian for M.S.B. FUND, INC.

__________________________________________________    _________________________
Authorized Representative of PNC Bank, N.A.                      Date



12/97

M.S.B. FUND, INC.                                                                                       ROLLOVER/CONVERSION
                                                                                                        CERTIFICATION FORM
------------------------------------------------------------------------------------------------------------------------------------

Use this form to certify a rollover distribution from your current Roth IRA or eligible conversion distribution from a Traditional
IRA to your M.S.B. FUND, INC. Roth IRA.  You must complete the rollover within 60 calendar days of your receipt of that distribution.


------------------------------------------------------------------------------------------------------------------------------------
First                             Middle                          Last Name                          Social Security Number

                                                                                                     /    /
------------------------------------------------------------------------------------------------------------------------------------
Street                                                                                               Date of Birth

                                                                                                     (    )
------------------------------------------------------------------------------------------------------------------------------------
City                                    State                          Zip Code                      Telephone Number

------------------------------------------------------------------------------------------------------------------------------------
TYPE OF ROLLOVER CONTRIBUTION (PLEASE CHECK ONE)
------------------------------------------------------------------------------------------------------------------------------------

         [ ]  ROTH IRA ROLLOVER - A distribution from another Roth IRA which is being rolled over into your M.S.B. FUND, INC. Roth
              IRA within 60 days of receipt. Note that 365 days must have passed since you last received a rollover distribution from the distributing Roth IRA.

         [ ]  TRADITIONAL IRA CONVERSION DISTRIBUTION - A distribution from a regular (traditional) IRA which is being converted and/or rolled over into your M.S.B. FUND, INC. Conversion Roth IRA within 60 days of receipt.  Ordinary income taxes must be paid on the distribution in the year of the distribution, with the exception that income taxes in respect to distributions taken in 1998 must be paid over four years.

        [ ]   QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION.

------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------

I certify that the contribution described above is an eligible Roth IRA rollover/conversion contribution and that I am rolling  over this contribution within 60 calendar days of my receipt of that distribution.  I understand that this rollover is irrevocable and involves important tax considerations. Other tax considerations may also apply.

I agree that I am solely responsible for all tax consequences of this rollover contribution.  I also agree that the Roth IRA custodian shall have no responsibility for any tax consequences.

I HAVE READ AND UNDERSTAND AND AGREE TO BE LEGALLY BOUND BY THE TERMS OF THIS FORM.  I ALSO UNDERSTAND THAT THE ROTH IRA CUSTODIAN
WILL RELY ON THIS FORM WHEN ACCEPTING MY ROLLOVER/CONVERSION CONTRIBUTION.  I UNDERSTAND I AM NOT ELIGIBLE FOR A CONVERSION IF MY
ADJUSTED GROSS INCOME EXCEEDS $100,000 OR I AM MARRIED AND FILING SEPARATELY.  I UNDERSTAND THAT THIS ROLLOVER/CONVERSION IS
IRREVOCABLE AND MAY NOT BE REVERSED IN THE FUTURE.  I ALSO UNDERSTAND THAT I AM RESPONSIBLE FOR THE MOVEMENT OF THE
ROLLOVER/CONVERSION TO MY SUCCESSOR ROTH IRA, AND THAT PNC BANK, NATIONAL ASSOCIATION AND PFPC INC. HAVE NO DUTY TO ENFORCE THE
COLLECTION OF ANY ASSETS TO BE ROLLED OVER TO MY M.S.B. FUND, INC. ROTH IRA.


-----------------------------------------------------------------------------
Depositor's Signature


-----------------------------------------------
Date


12/97

M.S.B. FUND, INC.                                                                          ROTH IRA
c/o PFPC Retirement Plan Services                                                          WITHDRAWAL AUTHORIZATION
PO Box 8905  Wilmington DE 19899-8905                                                      AND INSTRUCTIONS FOR DISTRIBUTION
        FOR ASSISTANCE IN COMPLETING THIS FORM PLEASE CALL OUR CUSTOMER SERVICE AT 1-800-661-3938.

-----------------------------------------------------------------------------------------------------------------------------------
PLEASE TELL US ABOUT YOURSELF:
-----------------------------------------------------------------------------------------------------------------------------------

NAME:
     ------------------------------------------------------------------------------------------------------------------------------
         (PLEASE PRINT FULL NAME)
SOCIAL SECURITY NUMBER:_________-_______-_________                                   DATE OF BIRTH _________/__________/___________
                                                                                                      mm         dd         yy
ADDRESS:
        ---------------------------------------------------------------------------------------------------------------------------
          STREET ADDRESS                                                             CITY             STATE           ZIP
FUND:_______________________________________________________        ACCOUNT NUMBER: _______________________________________________
     ACCOUNT TYPE:    CONTRIBUTORY  1st Tax Year of Contributions _________________ [ ] CONVERSION Year of Conversion _____________

-----------------------------------------------------------------------------------------------------------------------------------
REASON FOR DISTRIBUTION - CHECK THE BOX THAT APPLIES IN BOTH SECTIONS A AND B.
-----------------------------------------------------------------------------------------------------------------------------------

A. [ ] Over five year holding period                OR           [ ] Five year holding period not reached
B. [ ] Under age 59  1/2                                         [ ] 1st Time Home Purchase
   [ ] Age 59  1/2 or older                                      [ ] Divorce or Legal Separation
   [ ] Disability                                                [ ] Death

-----------------------------------------------------------------------------------------------------------------------------------
The proper documentation must be received or attached for each distribution type before the request will be processed.  All legal documents must be a certified copy; and signature guarantees are required for the Roth IRA owner/beneficiary or spouse.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PAYOUT METHOD
-----------------------------------------------------------------------------------------------------------------------------------
[ ] Partial Withdrawal / Amount:_______________________________________ DOLLARS / SHARES  (CIRCLE ONE)
[ ] Total Distribution of Account
[ ] Mail to my address currently on file.                               [ ] Mail to the following address:
[ ] Purchase funds into my existing non-retirement mutual fund account: _________________________________________________________
    Account Number _______________________________________              _________________________________________________________
    Fund _________________________________________________              Financial Institution Name:______________________________
[ ] NEW ACCOUNT:  check here and attach completed application to        Account Number:__________________________________________
    purchase funds into a new mutual fund account.                      (to be used if check going to another Financial Institution)

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WITHHOLDING ELECTION (Form W-4P OMB#1545-0415)
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Federal income tax will be withheld from payments from Roth IRAs unless you elect otherwise.  You can use Form W-4P, or a substitute form such as this one, to instruct the fund to withhold no tax from your Roth IRA payment or to revoke this election.
Generally, non-periodic payments must have tax withheld at a rate of 10%. You can elect to have no income tax withheld from a nonperiodic payment by filing Form W-4P or this substitute with the fund and check the appropriate box on the form.  Your election will remain in effect for any subsequent distributions unless you change or revoke your election by completing a new W-4P or substitute form, and submit it to the fund.

         Number of allowances on which withholding is to be computed ________.
  _____  I elect not to have federal income tax withheld from my distribution.
  _____  I elect to have federal income tax withheld from my distribution.  If you want a percentage exceeding the current rate, please indicate the percentage _________% (not more than 90%).
 _____   I want the following additional amount withheld from each distribution $__________.
CAUTION:  Remember you are liable for the payment of Federal income tax on the taxable amount of your distribution(s) and there are penalties for not paying enough tax during the year, either through withholding or estimated tax payments.

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SIGNATURE
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I certify that I am the Depositor authorized to make these elections and that all information provided is true and accurate.  I further certify that no tax or legal advice has been given to me by the custodian, M.S.B. FUND, INC., or any agent of either of them, and that all decisions regarding the elections made on this form are my own.  The custodian is hereby authorized and directed to distribute funds from my account  in the manner requested.  The custodian may conclusively rely on this certification and authorization without further investigation or inquiry.  I expressly assume responsibility for any adverse consequences which may arise from the Election(s) and agree that the custodian, the M.S.B. FUND, INC., and their agents shall in no way be responsible, and shall be indemnified and held harmless, for any tax, legal or other consequences of the Election(s) made on this form.  This form
MAY ONLY be used for one account. If you have another account from which you wish to take distributions, please fill out a separate form.

X
  -----------------------------------------------------------------------------------------      ---------------------------------
  Depositor's  Signature (or beneficiary's signature if Depositor is deceased.)                  Date

*(THE MEDALLION SIGNATURE GUARANTEE MAY BE EXECUTED BY BANKS, BROKER DEALERS, CREDIT UNIONS, NATIONAL SECURITIES EXCHANGES AND
SAVINGS ASSOCIATIONS WHICH PARTICIPATE IN STAMP, SEMP OR NYSE-MSP.  A NOTARY  PUBLIC IS NOT A SUBSTITUTE FOR A SIGNATURE GUARANTEE.
THE MEDALLION SIGNATURE GUARANTEE STAMP MUST INCLUDE THE WORDS "SIGNATURE GUARANTEED, MEDALLION GUARANTEED" AND OTHERWISE COMPLY
WITH THE MEDALLION PROGRAM REQUIREMENTS.  PLEASE CHECK YOUR FUND PROSPECTUS OR WITH YOUR FUND AS TO WHETHER A SIGNATURE GUARANTEE IS
REQUIRED.)


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          Signature Guarantee - Medallion Stamp*

12/97
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